UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2020

SESEN BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 First Street, Suite 1800 Cambridge, MA		02142
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 444-8550

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SESN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                 ☒

Item 8.01 - Other Events.

On February 6, 2020, the board of directors of Sesen Bio, Inc. (the "Company") established that the Company's 2020 Annual Meeting of Stockholders (the "2020 Annual Meeting") will be held on Wednesday, May 6, 2020. The 2020 Annual Meeting will be held at 1735 Market Street, Suite 2300, Philadelphia, PA 19103 at 8:00 a.m., local time. The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 2020 Annual Meeting shall be the close of business on March 27, 2020. Because the date of the 2020 Annual Meeting has been advanced by more than 30 days from the anniversary of the date of the Company's 2019 Annual Meeting of Stockholders, which was held on June 19, 2019, the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and for any proposal outside of Rule 14a-8, as listed in the Company’s 2019 Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the "SEC") on April 30, 2019, are no longer applicable. Pursuant to the Company’s Amended and Restated By-laws (the "Bylaws") and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals via this Form 8-K.

To be considered for inclusion in this year's proxy materials for the 2020 Annual Meeting, stockholder proposals must be submitted in writing by February 18, 2020, to the Company’s Corporate Secretary at 245 First Street, Suite 1800, Cambridge, Massachusetts, 02142. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must also comply with the Bylaws and all applicable rules and regulations promulgated by the SEC under the Exchange Act. Additionally, any stockholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the 2020 Annual Meeting not to be included in the Company’s proxy materials for the 2020 Annual Meeting, must also ensure that notice of any such nomination or proposal (including any additional information specified in the Bylaws) is received by the Corporate Secretary at the Company’s principal executive offices on or before the close of business on February 18, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 7, 2020

Sesen Bio, Inc.

By:	/s/ Thomas R. Cannell, D.V.M.
Thomas R. Cannell, D.V.M.
President and Chief Executive Officer